UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  January 31, 2023

CINCINNATI BELL INC.
(Exact Name of Registrant as Specified in its Charter)

Ohio	001-8519	31-1056105
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

221 East Fourth Street
Cincinnati, OH 45202
(Address of Principal Executive Office)

(513) 397-9900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Act.  ☐

ITEM 1.01– ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 31, 2023 (the “Closing Date”), Cincinnati Bell Inc. (the “Company”), together with certain of its U.S. and Canadian subsidiaries, made certain amendments (the “Amendments”) to the Company’s current accounts receivables securitization program (the “Existing Accounts Receivables Securitization Facility”). In connection with the Amendments, on the Closing Date, the Company and its subsidiaries entered into (a) the Third Amended and Restated Purchase and Sale Agreement (the “Sale Agreement”), by and among certain Company subsidiaries identified therein as Originators, Cincinnati Bell Funding LLC (“CBF”), and the Company as Servicer, (b) the Amended and Restated Receivables Financing Agreement (the “Amended and Restated RFA”), by and among CBF as Borrower, the Company as Servicer, the various Lenders, LC Participants and Group Agents from time to time party thereto, PNC Bank, National Association (“PNC Bank”) as the Administrator and LC Bank, and PNC Capital Markets LLC (“PNC Capital Markets”) as Structuring Agent, (c) the Purchase and Sale Agreement (the “CBTS PSA”), by and among CBTS Funding LLC (“CBTS Funding”), the Company subsidiaries identified therein as Originators and CBTS Technology Solutions LLC (“CBTS TS”) as Servicer, (d) the Receivables Financing Agreement (the “CBTS RFA”), by and among CBTS Funding and Cincinnati Bell Funding Canada Ltd. (“CB Funding Canada”) as Borrowers, CBTS TS and OnX Enterprise Solutions Ltd. (“OES”) as Servicers, the various Lenders, LC Participants and Group Agents party thereto, PNC Bank as Administrator and Letter of Credit Bank, and PNC Capital Markets as Structuring Agent, (e) the Amended and Restated Canadian Purchase and Sale Agreement (the “Canadian PSA”), by and among CB Funding Canada as Purchaser, and OES as Originator and Servicer, and (f) the Receivables Purchase Agreement (the “RPA”), by and among CBTS Funding as Seller, CBTS TS as Servicer, PNC Bank as Buyer and PNC Capital Markets LLC as Structuring Agent. The Amendments amend the Existing Accounts Receivables Securitization Facility to, among other things: (i) separate the Existing Accounts Receivable Securitization Facility into two separate facilities, with (A) the Existing Accounts Receivable Securitization Facility, as amended by the Amendments, covering receivables originated by certain U.S. subsidiaries of the Company including Cincinnati Bell Telephone Company LLC, Hawaiian Telcom Communications, Inc. and certain of their respective subsidiaries having a maximum borrowing capacity of $55,000,000 and (B) a new facility (the “CBTS Accounts Receivable Securitization Facility”) covering receivables originated by certain U.S. and Canadian subsidiaries of the Company including CBTS TS and OES having a maximum borrowing capacity of $225,000,000, (ii) move the receivables monetization arrangements from the Existing Accounts Receivable Securitization Facility to the CBTS Accounts Receivable Securitization Facility, and (iii) make applicable technical and conforming changes thereto.

The foregoing descriptions of each of the Sale Agreement, the Amended and Restated RFA, the CBTS PSA, the CBTS RFA, the Canadian PSA, and the RPA do not purport to be complete and are qualified in their entirety by reference to the full text of each, copies of which are filed herewith as Exhibit 99.1, 99.2, 99.3, 99.4, 99.5, and 99.6 respectively, and are incorporated herein by reference.

ITEM 2.03– CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The disclosure set forth under Item 1.01 above is incorporated herein by reference.

ITEM 9.01– FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

99.1
Third Amended and Restated Purchase and Sale Agreement dated as of January 31, 2023, by and among the Originators listed on Schedule I thereto, Cincinnati Bell Funding LLC, and Cincinnati Bell Inc. as Servicer.

99.2
Amended and Restated Receivables Financing Agreement dated as of January 31, 2023, by and among Cincinnati Bell Funding LLC as Borrower, Cincinnati Bell Inc. as Servicer, the various Lenders, LC Participants and Group Agents from time to time party thereto, PNC Bank, National Association as the Administrator and LC Bank, and PNC Capital Markets LLC as Structuring Agent.

99.3	Purchase and Sale Agreement dated as of January 31, 2023, by and among CBTS Funding LLC, the Originators listed on Schedule I thereto and CBTS Technology Solutions LLC as Servicer.
99.4
Receivables Financing Agreement dated as of January 31, 2023, by and among CBTS Funding LLC and Cincinnati Bell Funding Canada Ltd. as Borrowers, CBTS Technology Solutions LLC and OnX Enterprise Solutions Ltd. as Servicers, the various Lenders, LC Participants and Group Agents party thereto, PNC Bank, National Association as Administrator and Letter of Credit Bank, and PNC Capital Markets LLC as Structuring Agent.

99.5
Amended and Restated Canadian Purchase and Sale Agreement dated as of January 31, 2023, by and among Cincinnati Bell Funding Canada Ltd. as Purchaser, and OnX Enterprise Solutions Ltd. as Originator and Servicer.

99.6
Receivables Purchase Agreement dated as of January 31, 2023, by and among CBTS Funding LLC as Seller, CBTS Technology Solutions LLC as Servicer, PNC Bank, National Association as Buyer and PNC Capital Markets LLC as Structuring Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINCINNATI BELL INC.

Date: January 31, 2023	By:	/s/ Christopher J. Wilson
		Name:	Christopher J. Wilson
		Title:	Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1
Third Amended and Restated Purchase and Sale Agreement dated as of January 31, 2023, by and among the Originators listed on Schedule I thereto, Cincinnati Bell Funding LLC, and Cincinnati Bell Inc. as Servicer.

99.2
Amended and Restated Receivables Financing Agreement dated as of January 31, 2023, by and among Cincinnati Bell Funding LLC as Borrower, Cincinnati Bell Inc. as Servicer, the various Lenders, LC Participants and Group Agents from time to time party thereto, PNC Bank, National Association as the Administrator and LC Bank, and PNC Capital Markets LLC as Structuring Agent.

99.3	Purchase and Sale Agreement dated as of January 31, 2023, by and among CBTS Funding LLC, the Originators listed on Schedule I thereto and CBTS Technology Solutions LLC as Servicer.
99.4
Receivables Financing Agreement dated as of January 31, 2023, by and among CBTS Funding LLC and Cincinnati Bell Funding Canada Ltd. as Borrowers, CBTS Technology Solutions LLC and OnX Enterprise Solutions Ltd. as Servicers, the various Lenders, LC Participants and Group Agents party thereto, PNC Bank, National Association as Administrator and Letter of Credit Bank, and PNC Capital Markets LLC as Structuring Agent.

99.5
Amended and Restated Canadian Purchase and Sale Agreement dated as of January 31, 2023, by and among Cincinnati Bell Funding Canada Ltd. as Purchaser, and OnX Enterprise Solutions Ltd. as Originator and Servicer.

99.6
Receivables Purchase Agreement dated as of January 31, 2023, by and among CBTS Funding LLC as Seller, CBTS Technology Solutions LLC as Servicer, PNC Bank, National Association as Buyer and PNC Capital Markets LLC as Structuring Agent.